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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 21, 1997
                                                          --------------

                              CARDINAL HEALTH, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)

        Ohio                           0-12591                31-0958666
  -----------------              ------------------        ------------------
   (State or other                 (Commission File          (IRS Employer
   jurisdiction of                    Number)                Identification
   incorporation)                                                 No.)




5555 Glendon Court, Dublin, Ohio                                43016
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (614) 717-5000
                                                   --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

The following is filed as part of this report:

Exhibits:

1. Indenture dated as of April 18, 1997 between Cardinal Health, Inc. and Bank One, Columbus, NA, Trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CARDINAL HEALTH, INC.

                                                By: /s/George H. Bennett, Jr.
                                                   --------------------------
                                                       George H. Bennett, Jr.
                                                       Executive Vice President

Dated:   April 21, 1997